SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT |X|

                 FILED BY A PARTY OTHER THAN THE REGISTRANT | |
                                       --
                           CHECK THE APPROPRIATE BOX:

                         |X| PRELIMINARY PROXY STATEMENT
                | | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14A-6(E)(2))
                         | | DEFINITIVE PROXY STATEMENT
                       | | DEFINITIVE ADDITIONAL MATERIALS
        | | SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                               NORSTAR GROUP, INC.
                        --------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              |X| NO FEE REQUIRED.
             | | FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES
                              14A-6(I)(1) AND 0-11.
                  1) TITLE OF EACH CLASS OF SECURITIES TO WHICH
                   TRANSACTION APPLIES: 2) AGGREGATE NUMBER OF
                    SECURITIES TO WHICH TRANSACTION APPLIES:
                 3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF
               TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE
                     0-11 (SET FORTH THE AMOUNT ON WHICH THE
           FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
               4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                               5) TOTAL FEE PAID:
               | | FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:
     | | CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
      ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION
    statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed: _
                                                          PRELIMINARY COPY


                               NORSTAR GROUP, INC.
                         4101 RAVENSWOOD ROAD, SUITE 128
                         FORT LAUDERDALE, FLORIDA, 33312
                                 (954) 772-0240

                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of the stockholders of NorStar Group, Inc., a Utah corporation, will be held at the Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida, 33334 on November 14, 2003, at 10:00 a.m., local time, for the following purposes:


     1. To amend our Amended Articles of Incorporation, in the manner set forth in Annex A to the attached proxy statement, to effect a reverse split of our issued and outstanding common stock at an exchange ratio of 1:24.852732;

     2. To amend our Amended Articles of Incorporation, in the manner set forth in Annex A to the attached proxy statement, to change the name of the corporation to Gaming & Entertainment Group, Inc.;

     3. To elect directors to serve on our Board of Directors. The directors will be elected to serve for a period of two years and until his successor is elected and qualified; and

     4. To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our board of directors has fixed the close of business on September 19, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on September 19, 2003, will be entitled to notice of, and to vote at, the special meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 6365 NW 6th Way, Suite 160, Fort Lauderdale, Florida, 33309.

     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To ensure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to ensure that all of your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             By order of the board of directors,


                             JAY SANET
                             Chief Executive Officer and Chief Financial Officer


 _________________, 2003

                                                          PRELIMINARY COPY



                               NORSTAR GROUP, INC.
                         4101 RAVENSWOOD ROAD, SUITE 128
                         FORT LAUDERDALE, FLORIDA, 33312
                                 (954) 772-0240

                              PROXY STATEMENT

SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of NorStar Group, Inc., a Utah corporation, in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:00 a.m., local time, on November 14, 2003, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about October 21, 2003.

COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our common stock.

OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on September 19, 2003, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 34,793,825 outstanding shares of Common Stock, par value $.01 per share, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to the proposals set forth in this proxy statement. Under our Bylaws, Proposals 1, 2 and 3 require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. With respect to Proposals 1, 2 and 3, a stockholder in favor or against the Proposal may cast votes, or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the Special Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Special Meeting will be voted FOR Proposals 1,2 and 3. You may revoke your proxy by giving written notice of revocation to our Chief Executive Officer at any time before it is voted, by submitting a later-dated proxy or by attending the Special Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                               PROPOSAL ONE:

                    AMENDMENT TO OUR AMENDED ARTICLES
                OF INCORPORATION TO EFFECT A REVERSE SPLIT
                           OF OUR COMMON STOCK

You are being asked to vote upon an amendment to our Amended Articles of Incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio of 1:24.852732.

The form of amendment to our Amended Articles of Incorporation to effect the proposed reverse stock split is attached to this proxy statement as Annex A. If the reverse stock split is approved, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the reverse stock split. The par value of the common stock would remain unchanged at $.01 per share and the number of authorized shares of common stock would remain unchanged. The reverse stock split will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol that will be assigned by the NASD.


     REASONS FOR THE REVERSE STOCK SPLIT

By effecting a reverse split of our common stock, we will significantly reduce the number of shares outstanding. As of September 19, 2003, there were 34,793,825 outstanding shares of common stock. If the reverse stock split is approved, there will be 1,400,000 shares of common stock outstanding.

A vote on the reverse split is being sought in conjunction with the recent execution of an Agreement and Plan of Reorganization (the "Agreement") with Gaming & Entertainment Group, Inc., a Nevada corporation ("G&EG"). The Board of Directors of NorStar and G&EG have approved the Agreement. The Agreement is expressly subject to approval of the reverse stock split by a majority of the NorStar common stockholders. The Agreement provides that G&EG will exchange 100% of its issued and outstanding capital stock for 14,600,000 shares of common stock of NorStar. Following the close of the transaction with G&EG, there will be 16,000,000 shares of common stock issued and outstanding. All issued and outstanding options and warrants to purchase shares of common stock of G&EG will be exchanged for an identical number of options and warrants to purchase shares of common stock of NorStar. The exercise terms for such options and warrants will remain identical. G&EG will pay no cash consideration to NorStar. Following the closing, NorStar will continue to be publicly traded and quoted on the Over The Counter Bulletin Board. A new stock symbol will be obtained following the close of the transaction.

G&EG is a supplier of server-based gaming systems and networked interactive electronic bingo games for the Class II Native American gaming market in the United States as well as the Canadian gaming market. G&EG designs and develops its own systems, software, content and networks to offer a comprehensive gaming system. In conjunction with a major UK-based strategic partner, G&EG also supplies its server-based gaming system and game content library to the Amusement With Prize (AWP) gaming market in the United Kingdom and throughout Europe. In addition, G&EG develops and licenses its comprehensive government accredited online gaming system to major U.S. casino operators for utilization outside of the United States.

     CERTAIN EFFECTS OF THE REVERSE STOCK SPLIT

The immediate effects of a reverse stock split would be to reduce the number of shares of common stock outstanding and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is widely varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of our common stock, or improve the marketability of the Company. The trading price of our common stock may change due to a variety of other facts, including our operating results, other factors related to our business and general market conditions.

The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 34,793,825 shares of common stock outstanding as of the record date for the special meeting of stockholders: _

Proposed Reverse         Percentage               Shares of Common Stock
Stock Split Ratio        Reduction                to be Outstanding
-----------------        ----------               ----------------------
1:24.852732                95.98%                     1,400,000

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the Over-the-Counter Bulletin Board, especially in the case of larger block trades.

     EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

If the common stock is reverse split, the number of shares held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the exchange ratio, and then rounding up to the nearest whole share. We will pay one whole share to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split will affect our common stock uniformly and will not affect any stockholder's percentage ownership interests in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in whole shares.

     EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

In addition, all outstanding options, warrants and other securities entitling holders to purchase shares of our common stock, if any, will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of the common stock, options, warrants or other securities convertible into common stock would be affected by the reverse stock split.

     OTHER EFFECTS ON OUTSTANDING SHARES

The rights and preferences of the outstanding shares of common stock would remain the same after the reverse stock split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

The reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.
-
The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

     PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT

The reverse stock split will be accomplished by filing the appropriate amendment to our Amended Articles of Incorporation with the Utah Secretary of State. The reverse stock split will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol that will be assigned by the NASD.

As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by our company after the effective date until they surrender their old stock certificates for exchange. All options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

Our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split will continue to be valid and will represent the adjusted number of shares of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

     FRACTIONAL SHARES

We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio will instead receive a whole share upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal.

     NO DISSENTERS' RIGHTS

No dissenters' rights are available under the Utah Revised Business Corporation Act or under our Amended Articles of Incorporation or bylaws to any stockholder who dissents from this proposal.

     ACCOUNTING CONSEQUENCES

The par value of our common stock would remain unchanged at $.01 per share after the reverse stock split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

     FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may, as to each stockholder, depend upon the state in which he or she resides.

     VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the proposed amendment to our Amended Articles of Incorporation to effect a reverse stock split.
-
OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED ARTICLES OF INCORPORATION TO EFFECT THE PROPOSED REVERSE STOCK SPLIT.



                              PROPOSAL TWO:

                   AMENDMENT TO OUR AMENDED ARTICLES
        OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO
                    GAMING AND ENTERTAINMENT GROUP, INC.


You are being asked to vote upon an amendment to our Amended Articles of Incorporation for the purpose of authorizing our board of directors to change the name of the corporation to Gaming & Entertainment Group, Inc., or such other name as may be available. If the name change is approved, it will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Utah Secretary of State.

The name change to Gaming & Entertainment Group, Inc. is being sought in conjunction with the proposed transaction between NorStar and Gaming & Entertainment Group, Inc. as detailed in Proposal One above.

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO GAMING & ENTERTAINMENT GROUP, INC.



                            PROPOSAL THREE:

                        ELECTION OF DIRECTORS

The current board of directors contains one member. Following the election of directors held at the Special Meeting of Stockholders, the Board of Directors will consist of three members.

The following persons have been nominated to serve as directors for a period of two years and until his successor is chosen and qualified.

Tibor N. Vertes, 54, is the founder of G&EG and serves as its Chief Executive Officer and Chairman. Mr. Vertes was a practicing attorney from 1972 to 1989, at which time he retired as the senior partner of the Yellands law firm, Melbourne, Australia. During his legal career, Mr. Vertes specialized in financial services having represented many financial institutions. Thereafter, Mr. Vertes worked as an international business consultant in Hong Kong, specializing in financial services and telecommunications related matters. Commencing in 1995, Mr. Vertes became an officer of Ezi Phonecard Pty Ltd, a leading pre-paid telecommunications entity and was instrumental in reorganizing its capital and business structure before its sale to RSL Com, a global telecommunications concern based in New York. Upon the sale of Ezi Phonecard, Mr. Vertes founded G&EG. Mr. Vertes is admitted to practice as a Barrister and Solicitor of the High Court of Australia, and Supreme Court of NSW and Victoria. Mr. Vertes presently serves as Chairman of the Capital First Group (mortgage banking and financial services). Mr. Vertes received a Bachelor of Laws from Sydney University Law School.

Gregory L. Hrncir, 36, serves as President and as a Director of G&EG. Previously, Mr. Hrncir served as Chief Operating Officer and General Counsel of a publicly traded leading provider of proprietary software and hardware products to the hotel industry. Formerly, Mr. Hrncir held the position of General Counsel and Secretary of PayStation America, Inc., an e-commerce company that provided a proprietary automated bill payment solution in the United States prior to its sale. Mr. Hrncir commenced his professional career in private legal practice in Los Angeles, California, specializing in corporate and securities matters representing issuers and small investment banks in a variety of transactions. Mr. Hrncir serves on the Board of Directors of Pacific Payment Systems, Inc., a privately held company that is the successor to PayStation. Mr. Hrncir received a Bachelor of Science from Arizona State University and a Juris Doctor from Whittier Law School. Mr. Hrncir is a member of the Arizona and California State Bars and several philanthropic and industry associations.

Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Special Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by management of NorStar.

There were no material transactions between our company and any of our officers, directors or the nominees for election as director, any stockholder holding more than 5% of our common stock or any relative or spouse of any of the foregoing persons.

         VOTE REQUIRED

Approval of the nominees for election to the Board of Directors will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock represented at the Special Meeting in person or by proxy. The proxies that are executed and returned will be voted (unless otherwise directed) for the election as director the foregoing nominees.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE


         SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of our common stock as of September 19, 2003, for each director and nominee, the Chief Executive Officer, the other executive officers, and for all directors and executive officers as a group.

--------------------------------------------------------------------------------
                                                               Options Currently
                                  Shares of       Percentage   Exercisable or
Name                              Common Stock    of Class     within 60 days
--------------------------------------------------------------------------------

Jay Sanet                         3,125,000         8.98%            -0-
4101 Ravenswood Road, Suite 128
Fort Lauderdale, Florida, 33312

Tibor N. Vertes                         -0-          -0-             -0-
Level 8, 77 Pacific Highway
North Sydney, NSW 2060 Australia

Gregory L. Hrncir
6094 S. Sandhill Rd., Suite 400         -0-          -0-             -0-
Las Vegas, NV 89120

Officers and Directors            3,125,000         8.98%            -0-
(as a Group)
--------------------------------------------------------------------------------


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of September 19, 2003, our records and other information made available by outside sources indicated that Jay Sanet and the Estate of Harry DeFrancesco beneficially own more than five percent of our outstanding shares of common stock.

         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors currently has no standing Committees. During fiscal year 2002 there were two meetings of the board of directors. All directors attended 100% of the meetings of the board of directors.

         COMPENSATION OF DIRECTORS

To date, no director has received any compensation for his services on the board of directors. We currently have not adopted any type of director compensation plan.


     OTHER MATTERS

We know of no other matters that are to be presented for action at the special meeting of stockholders other than those set forth above. If any other matters properly come before the special meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

NorStar Group, Inc. has filed, with the Securities and Exchange Commission, Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003, and an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. Stockholders may obtain, without charge, a copy of the Forms 10-QSB and Form 10-KSB (without exhibits) by requesting a copy in writing or by telephone from us at the following address:

                               NORSTAR GROUP, INC.
                         4101 RAVENSWOOD ROAD, SUITE 128
                         FORT LAUDERDALE, FLORIDA, 33312
                                 (954) 772-0240
                       ATTENTION: CHIEF EXECUTIVE OFFICER

The exhibits to the Forms 10-QSB and 10-KSB are available upon payment of charges that approximate our reproduction costs. If you would like to request documents, please do so by October 13, 2003 to receive them before the special meeting of stockholders.

                             By order of the board of directors,


                             JAY SANET
                             Chief Executive Officer and Chief Financial Officer


___________________, 2003

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                PRELIMINARY COPY

                            NORSTAR GROUP, INC.

                                  PROXY

The undersigned appoints Jay Sanet, Chief Executive Officer of NorStar Group, Inc., with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.01 per share ("Common Stock"), of NorStar Group, Inc., (the "Company") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida, at 10:00 a.m., local time, on November 14, 2003, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

1. Approval of the proposed amendment to the Amended Articles of Incorporation to effect a reverse stock split at an exchange ratio of 1:24.852732:


     |_| FOR             |_| AGAINST              |_| ABSTAIN


2. Approval of the proposed amendment to the Amended Articles of Incorporation to change the name of the Company to Gaming & Entertainment Group, Inc.:


     |_| FOR             |_| AGAINST              |_| ABSTAIN


3. To elect the following directors to our Board of Directors to serve for a period of two years and until their successors shall be elected and qualified:


     Tibor N. Vertes       |_| FOR             |_| ABSTAIN


     Gregory L. Hrncir     |_| FOR             |_| ABSTAIN


4. Authority to vote in their discretion on such other business as may properly come before the meeting:


     |_| FOR             |_| AGAINST              |_| ABSTAIN


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.

     Please sign your name below exactly as it appears hereon. When joint tenants hold shares of common Stock of record, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.


Dated: ___________________, 2003


-----------------------------------     ----------------------------------------
      Print Name                                Signature (Title, if any)

-----------------------------------     ----------------------------------------
      Number of Shares                          Signature (if held jointly)

(Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons).

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                  ANNEX A

                        Certificate of Amendment to the
                     Amended Articles of Incorporation of
                             NorStar Group, Inc.,
                              a Utah corporation


                               AMENDMENT TO THE
                     AMENDED ARTICLES OF INCORPORATION OF
                              NORSTAR GROUP, INC.


     NorStar Group, Inc., a corporation organized under the laws of the State of Utah on February 16, 1961, hereby adopts the following Amendments to its Amended Articles of Incorporation pursuant to the provisions of the Utah Revised Business Corporation Act, Section 16-10a-1006.

                                     I

     The Amended Articles of Incorporation shall be amended to read as follows:

                         ARTICLE I - CORPORATE NAME

     The name of the corporation shall be: Gaming & Entertainment Group, Inc.

                                     II

     The shareholders approved a reverse split in the ratio of 1:24.852732 of the outstanding common shares of the Corporation. The authorized shares of common stock will remain at 150,000,000, $.01 par value common voting shares and authorized preferred shares shall remain unchanged. There are currently 34,793,825 shares issued and outstanding in the Corporation. Following the reverse split there will be 1,400,000 shares of common stock issued and outstanding.

                                    III

     The date of the adoption of the foregoing amendment and reverse split by the shareholders was ______________, 2003. The number of shares outstanding in the Corporation and entitled to vote, as of the record date, on the amendment was 34,793,825. All issued and outstanding shares of common stock in the Corporation are entitled to one vote per share for each matter coming before a vote of the shareholders.

                                     IV

     The number of shares that voted in favor of the above amendments was ___________. The number of shares that voted against the above amendments was
___________________.


     Dated this ____ day of ________________, 2003.


                                   NORSTAR GROUP, INC.


                                   By: _______________________________
                                          Jay Sanet
                                          Chief Executive Officer

STATE OF FLORIDA

COUNTY OF ___________)

On the ____ day of ____________, 2003, Jay Sanet personally appeared before me and duly acknowledged that he is the person who signed the foregoing instrument as Chief Executive Officer and that he has read the foregoing instrument and knows the contents thereof and that the same is true of his own knowledge.


                                   --------------------------------
                                   NOTARY PUBLIC

                                   Residing in:
                                               ----------------------

My Commission Expires:
                       ------------------

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